EXHIBIT 10.6

FORM OF
STOCK OPTION AGREEMENT
FOR THE GRANT OF
NON-QUALIFIED STOCK OPTIONS UNDER THE
SCP POOL CORPORATION
1998 STOCK OPTION PLAN

AGREEMENT A

SCP POOL CORPORATION
109 Northpark Boulevard, 4th Floor
Covington, Louisiana 70433-5001

Telephone: (985) 892-5521
Facsimile: (985) 892-1657

[DATE]

[NAME]
SCP Distributors, LLC
109 Northpark Boulevard, 4thFloor
Covington, Louisiana 70433-5001

           Re: SCP Pool Corporation Grant Of Nonqualified Stock Option

Dear [NAME]:

The Company is pleased to advise you (the “Optionee”) that the Compensation Committee of the Board of Directors has granted to you a stock option (an “Option”), as provided below, under the SCP Pool Corporation 1998 Stock Option Plan (the “Plan”), a copy of which is available upon request from the Employee Benefits Department.

1.	Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Cause” shall mean (i) conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; (ii) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; (iii) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or (iv) breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary. The determination as to whether the Optionee was terminated for Cause shall be made by the Board in its sole discretion.

“Change in Control,” means the occurrence of one of the following events:

(i)

if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)

during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)

the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv)

the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

“Change in Control Price” means the highest price per share of Common Stock paid in any transaction reported on the Nasdaq National Market or paid or offered in any bona fide transaction related to a Change in Control at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the Compensation Committee of the Board of Directors, or such other committee of the Board which may be designated by the Board to administer the Plan. Any reference herein to the Committee shall be deemed to refer to the Board in the event that the Board has not delegated the administration of the Plan to the Committee.

“Common Stock” shall mean the Company’s Common Stock, par value $.001 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean SCP Pool Corporation, a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of the Company.

“Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

“Disability” shall mean a disability that would entitle an eligible Optionee to payment of monthly disability payments under the Company’s long term disability plan or as otherwise determined by the Committee.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

“Exempt Person” shall mean any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

“Grant Date” shall mean [GRANT DATE].

“Option Shares” shall mean (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

“Retirement” means termination of one’s employment if the Optionee has been employed by the Company on a continuous basis for a period of at least ten years and the Optionee has attained the age of 55 years.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute.

“Subsidiary” shall mean SCP Distributors, LLC, a Delaware corporation, and any other corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more Subsidiaries.

2.	Option.

(a)

Terms. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee (or such other persons as permitted by paragraph 7) an Option to purchase up to [NUMBER OF SHARES] shares of Common Stock (the “Option Shares”) at an option price per share of $[EXERCISE PRICE] (the “Exercise Price”), payable upon exercise as set forth in paragraph 2(b) below. The Option shall expire at the close of business on [EXPIRATION DATE] (the “Expiration Date”), subject to earlier expiration upon the termination of the Optionee’s employment or the Optionee’s death as provided in paragraph 4(b) below. The Exercise Price and the number and kind of shares of Common Stock or other property for which the Option may be exercised shall be subject to adjustment as provided in paragraph 10 hereto. The Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(b)

Payment of Option Price. Subject to paragraph 3 below, the Option may be exercised in whole or in part upon payment of an amount (the “Option Price”) equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares to be acquired. Payment of the Option Price shall be made to the Company in cash or by check by the Optionee at the time of the delivery of such Option Shares (including payment by simultaneous sale through a broker), provided that the Committee may also (but need not) permit payment to be made by (i) delivery to the Company of outstanding shares of Common Stock held by the Optionee for at least six months, or (ii) any combination of cash, check, and the Optionee’s delivery of outstanding shares of Common Stock held for at least six months. The exercise price may not be paid by any other method permitted by the terms of the Plan, but not specifically permitted in this Agreement.

3.	Exercisability/Vesting.

(a)

Normal Vesting. The Option granted hereunder may be exercised only to the extent it has become vested. The Option shall fully vest and become exercisable with respect to all of the Option Shares on [VESTING DATE] (the “Vesting Date”), if and only if the Optionee is, and has been, continuously employed by the Company from the Grant Date through the applicable Vesting Date, except as set forth in paragraph 4(b) below.

(b)

Change in Control. In the event of a Change in Control, the Option shall be vested and become fully exercisable as to all of the Option Shares. The Committee may in its sole discretion direct the Company to cash out the Option on the basis of the Change in Control Price as of the date the Change of Control occurs or such other date the Committee may determine prior to the Change in Control.

4.	Expiration of Option.

(a)	Normal Expiration. In no event shall any part of the Option be exercisable after the Expiration Date set forth in paragraph 2(a) above.

(b)	Early Expiration Upon Termination of Employment.

(i)

if the Optionee ceases to be an employee of, or to perform other services for, the Company due to death or Disability, the Options shall become fully vested and exercisable as to all of the Option Shares and shall remain exercisable for one year following the date of such death or Disability, but in no event after the Expiration Date; and

(ii)

if the Optionee ceases to be an employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of Optionee’s options shall be forfeited immediately upon such cessation, whether or not then exercisable; and

(iii)

if the Optionee ceases to be an employee of, or to otherwise perform services for, the Company or a Subsidiary due to Retirement, (A) the Options that were vested and exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of three years after the date of Retirement, but no later than the Expiration Date of the Options; and (B) all of the Options that were not vested and exercisable on the date of Retirement shall continue to vest in accordance with the original vesting schedule, provided that the separated employee does not engage in Competition directly or indirectly against the Company, as determined by the Board of Directors or the President; and all such Options once vested shall remain exercisable for, and shall otherwise terminate at the end of, a period of three years after the date the Option vests, but no later than the Expiration Date of the Options.

(iv)

if Optionee ceases to be an employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of Options that were vested and exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of a period of three months after the date of cessation, but no later than the Expiration Date of the Options; and (B) all of the Options that were not vested and exercisable on the date of cessation of employment with the Company shall continue to vest in accordance with the original vesting schedule, at the discretion of 1) the President for employees with unvested Options of less than 5,000 shares, or 2) the Board of Directors for employees with unvested Options of 5,000 shares or more, provided that the separated employee does not engage in Competition directly or indirectly against the Company, as determined by the President or the Board of Directors, respectively, and all such Options once vested shall remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date the Option vests, but no later than the Expiration Date of the Options.

5.

Procedure for Exercise. The Optionee may exercise all or any portion of the Option, to the extent it has vested and is outstanding, at any time and from time to time prior to the Expiration Date, by delivering written notice to the Company (to the attention of the Company’s Secretary) together with payment of the Option Price in accordance with the provisions of paragraph 2(b) above.

6.

Transferability of Option. The Option granted hereunder is personal to the Optionee and may not be transferred by the Optionee other than by will or the laws of descent and distribution. During the Optionee’s lifetime, only the Optionee (or his or her guardian or legal representative) may exercise the Option. In the event of the Optionee’s death, the Option may be exercised only (i) by the executor or administrator of the Optionee’s estate or the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee’s death.

7.

Conformity with Plan. The Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Optionee acknowledges his or her receipt of this Agreement and the Plan and agrees to be bound by all of the terms of this Agreement and the Plan.

8.

Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Optionee’s employment at any time (with or without Cause), nor confer upon the Optionee any right to continue in the employ of the Company for any period of time or to continue his or her present (or any other) rate of compensation, and in the event of termination of employment (including, but not limited to, termination by the Company without Cause) any portion of the Option that was not previously vested and exercisable shall expire and be forfeited (other than termination due to death, Disability or retirement). Nothing in this Agreement shall confer upon the Optionee any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to the Option upon the occurrence of subsequent events except as provided in paragraph 10 below.

9.

Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from the Optionee from any amounts due and payable by the Company to the Optionee (or secure payment from him or her in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under this Agreement, and the Company may defer such issuance unless indemnified by the Optionee to its satisfaction.

10.

Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under the Option, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by the Option and the Exercise Price specified herein as may be determined to be appropriate and equitable.

11.

Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

12.	Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Company.

13.

Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

14.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

15.

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

16.	Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17.

Governing Law. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

18.

Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:

(a)	If to you:

                     [NAME]
                     SCP Distributors, LLC
                     109 Northpark Boulevard, 4th Floor
                     Covington, Louisiana 70433-5001

(b)	If to the Company:

                     SCP Pool Corporation
                     109 Northpark Boulevard, 4th Floor
                     Covington, Louisiana 70433-5001
                     Attn: Craig K. Hubbard

(c)	with a copy to:

                      Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.
                     201 St. Charles Avenue
                     New Orleans, LA 70170-5100
                     Attn: Lisa Buchanan

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

19.

Entire Agreement. This Agreement and the terms of the Plan constitute the entire understanding between the Optionee and the Company, and supersede all other agreements, whether written or oral, with respect to the acquisition by the Optionee of the Option Shares.

_________________

     Please execute the extra copy of this Agreement in the space below and return it to the Company’s Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

Very truly yours,

SCP POOL CORPORATION

By

Name

Title

Enclosure:    Extra copy of this Agreement

     The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

Dated as of:	OPTIONEE

[NAME]

AGREEMENT B

SCP POOL CORPORATION
109 Northpark Boulevard, 4th Floor
Covington, Louisiana 70433-5001

Telephone: (985) 892-5521
Facsimile: (985) 892-1657

[DATE]

[NAME]
SCP Distributors, LLC
109 Northpark Boulevard, 4thFloor
Covington, Louisiana 70433-5001

           Re: SCP Pool Corporation Grant Of Nonqualified Stock Option

Dear [NAME]:

The Company is pleased to advise you (the “Optionee”) that the Compensation Committee of the Board of Directors has granted to you a stock option (an “Option”), as provided below, under the SCP Pool Corporation 1998 Stock Option Plan (the “Plan”), a copy of which is available upon request from the Employee Benefits Department.

1.	Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Board” means the Board of Directors of the Company.

“Cause” shall mean (i) conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; (ii) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; (iii) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or (iv) breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary. The determination as to whether the Optionee was terminated for Cause shall be made by the Board in its sole discretion.

“Change in Control,” means the occurrence of one of the following events:

(i)

if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)

during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)

the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(iv)

the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

“Change in Control Price” means the highest price per share of Common Stock paid in any transaction reported on the Nasdaq National Market or paid or offered in any bona fide transaction related to a Change in Control at any time during the 60-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the Compensation Committee of the Board of Directors, or such other committee of the Board which may be designated by the Board to administer the Plan. Any reference herein to the Committee shall be deemed to refer to the Board in the event that the Board has not delegated the administration of the Plan to the Committee.

“Common Stock” shall mean the Company’s Common Stock, par value $.001 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean SCP Pool Corporation, a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of the Company.

“Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

“Disability” shall mean a disability that would entitle an eligible Optionee to payment of monthly disability payments under the Company’s long term disability plan or as otherwise determined by the Committee.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

“Exempt Person” shall mean any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

“Grant Date” shall mean [GRANT DATE].

“Option Shares” shall mean (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

“Retirement” means termination of one’s employment if the Optionee has been employed by the Company on a continuous basis for a period of at least ten years and the Optionee has attained the age of 55 years.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute.

“Subsidiary” shall mean SCP Distributors, LLC, a Delaware corporation, and any other corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more Subsidiaries.

2.	Option.

(a)

Terms. Subject to the terms and conditions set forth herein, the Company hereby grants to the Optionee (or such other persons as permitted by paragraph 7) an Option to purchase up to [NUMBER OF SHARES] shares of Common Stock (the “Option Shares”) at an option price per share of $[EXERCISE PRICE] (the “Exercise Price”), payable upon exercise as set forth in paragraph 2(b) below. The Option shall expire at the close of business on [EXPIRATION DATE] (the “Expiration Date”), subject to earlier expiration upon the termination of the Optionee’s employment or the Optionee’s death as provided in paragraph 4(b) below. The Exercise Price and the number and kind of shares of Common Stock or other property for which the Option may be exercised shall be subject to adjustment as provided in paragraph 10 hereto. The Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(b)

Payment of Option Price. Subject to paragraph 3 below, the Option may be exercised in whole or in part upon payment of an amount (the “Option Price”) equal to the product of (i) the Exercise Price multiplied by (ii) the number of Option Shares to be acquired. Payment of the Option Price shall be made to the Company in cash or by check by the Optionee at the time of the delivery of such Option Shares (including payment by simultaneous sale through a broker), provided that the Committee may also (but need not) permit payment to be made by (i) delivery to the Company of outstanding shares of Common Stock held by the Optionee for at least six months, or (ii) any combination of cash, check, and the Optionee’s delivery of outstanding shares of Common Stock held for at least six months. The exercise price may not be paid by any other method permitted by the terms of the Plan, but not specifically permitted in this Agreement.

3.	Exercisability/Vesting.

(a)

Normal Vesting. The Option granted hereunder may be exercised only to the extent it has become vested. The Option shall vest and become exercisable with respect to 50% of the Option Shares on [VESTING DATE 1] and with respect to the other 50% of the Option Shares on [VESTING DATE 2] (each of such dates is referred to herein as a “Vesting Date”), if and only if the Optionee is, and has been, continuously employed by the Company from the Grant Date through the applicable Vesting Date, except as set forth in paragraph 4(b) below.

(b)

Change in Control. In the event of a Change in Control, the Option shall be vested and become fully exercisable as to all of the Option Shares. The Committee may in its sole discretion direct the Company to cash out the Option on the basis of the Change in Control Price as of the date the Change of Control occurs or such other date the Committee may determine prior to the Change in Control.

4.	Expiration of Option.

(a)	Normal Expiration. In no event shall any part of the Option be exercisable after the Expiration Date set forth in paragraph 2(a) above.

(b)	Early Expiration Upon Termination of Employment.

(i)

if the Optionee ceases to be an employee of, or to perform other services for, the Company due to death or Disability, the Options shall become fully vested and exercisable as to all of the Option Shares and shall remain exercisable for one year following the date of such death or Disability, but in no event after the Expiration Date; and

(ii)

if the Optionee ceases to be an employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of Optionee’s options shall be forfeited immediately upon such cessation, whether or not then exercisable; and

(iii)

if the Optionee ceases to be an employee of, or to otherwise perform services for, the Company or a Subsidiary due to Retirement, (A) the Options that were vested and exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of three years after the date of Retirement, but no later than the Expiration Date of the Options; and (B) all of the Options that were not vested and exercisable on the date of Retirement shall continue to vest in accordance with the original vesting schedule, provided that the separated employee does not engage in Competition directly or indirectly against the Company, as determined by the Board of Directors or the President; and all such Options once vested shall remain exercisable for, and shall otherwise terminate at the end of, a period of three years after the date the Option vests, but no later than the Expiration Date of the Options.

(iv)

if Optionee ceases to be an employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of Options that were vested and exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of a period of three months after the date of cessation, but no later than the Expiration Date of the Options; and (B) all of the Options that were not vested and exercisable on the date of cessation of employment with the Company shall continue to vest in accordance with the original vesting schedule, at the discretion of 1) the President for employees with unvested Options of less than 5,000 shares, or 2) the Board of Directors for employees with unvested Options of 5,000 shares or more, provided that the separated employee does not engage in Competition directly or indirectly against the Company, as determined by the President or the Board of Directors, respectively, and all such Options once vested shall remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date the Option vests, but no later than the Expiration Date of the Options.

5.

Procedure for Exercise. The Optionee may exercise all or any portion of the Option, to the extent it has vested and is outstanding, at any time and from time to time prior to the Expiration Date, by delivering written notice to the Company (to the attention of the Company’s Secretary) together with payment of the Option Price in accordance with the provisions of paragraph 2(b) above.

6.

Transferability of Option. The Option granted hereunder is personal to the Optionee and may not be transferred by the Optionee other than by will or the laws of descent and distribution. During the Optionee’s lifetime, only the Optionee (or his or her guardian or legal representative) may exercise the Option. In the event of the Optionee’s death, the Option may be exercised only (i) by the executor or administrator of the Optionee’s estate or the person or persons to whom his or her rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee’s death.

7.

Conformity with Plan. The Option is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, the Optionee acknowledges his or her receipt of this Agreement and the Plan and agrees to be bound by all of the terms of this Agreement and the Plan.

8.

Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Optionee’s employment at any time (with or without Cause), nor confer upon the Optionee any right to continue in the employ of the Company for any period of time or to continue his or her present (or any other) rate of compensation, and in the event of termination of employment (including, but not limited to, termination by the Company without Cause) any portion of the Option that was not previously vested and exercisable shall expire and be forfeited (other than termination due to death, Disability or retirement). Nothing in this Agreement shall confer upon the Optionee any right to be selected again as a Plan participant, and nothing in the Plan or this Agreement shall provide for any adjustment to the number of Option Shares subject to the Option upon the occurrence of subsequent events except as provided in paragraph 10 below.

9.

Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from the Optionee from any amounts due and payable by the Company to the Optionee (or secure payment from him or her in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under this Agreement, and the Company may defer such issuance unless indemnified by the Optionee to its satisfaction.

10.

Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under the Option, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by the Option and the Exercise Price specified herein as may be determined to be appropriate and equitable.

11.

Remedies. The parties hereto shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

12.	Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Company.

13.

Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

14.

Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

15.

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

16.	Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

17.

Governing Law. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

18.

Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:

(a)	If to you:

                     [NAME]
                     SCP Distributors, LLC
                     109 Northpark Boulevard, 4th Floor
                     Covington, Louisiana 70433-5001

(b)	If to the Company:

                     SCP Pool Corporation
                     109 Northpark Boulevard, 4th Floor
                     Covington, Louisiana 70433-5001
                     Attn: Craig K. Hubbard

(c)	with a copy to:

                      Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.
                     201 St. Charles Avenue
                     New Orleans, LA 70170-5100
                     Attn: Lisa Buchanan

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

19.

Entire Agreement. This Agreement and the terms of the Plan constitute the entire understanding between the Optionee and the Company, and supersede all other agreements, whether written or oral, with respect to the acquisition by the Optionee of the Option Shares.

_________________

     Please execute the extra copy of this Agreement in the space below and return it to the Company’s Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

Very truly yours,

SCP POOL CORPORATION

By

Name

Title

Enclosure:    Extra copy of this Agreement

     The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

Dated as of:	OPTIONEE

[NAME]